                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                                 001-31929            13-3741177
(State or other jurisdiction of          (Commission File     (IRS Employer
incorporation or organization)           Number)              Identification Number)

           270 Park Avenue, New York, New York                      10013
           (Address of principal executive offices)               (Zip Code)
           Registrant's telephone number including area code (212) 834-6000.

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          []   Written communications pursuant to Rule 425 under the Securities
               Act (17CFR 230.425)

          []   Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17CFR 240.14a-12)

          []   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          []   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

         This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-5.

         On September 13, 2005, the Trustee gave notice to the
         Certificateholders that Kerr-McGee Corp. had solicited consents to a proposed amendment to the indenture under which the Kerr-McGee 7.875%
         Notes due 2031(the "KMG Notes") were issued (the "Consent
         Solicitation"). The Select Notes Trust LT 2003-5 holds $3,000,000 KMG
         Notes. The Trust Agreement provides, among other things, that in the event that the Trustee receives a request from the Depository or an
         Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to any Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the
         Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation and shall be protected in taking no action if no direction is received. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; subject, however, to the requirement that such vote or consent would not, based on an opinion of counsel, materially increase the risk that the Trust would fail to qualify as a grantor trust for federal income tax purposes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         By:  /s/ Chadwick S. Parson
                                              Name:   Chadwick S. Parson
                                              Title:  Authorized Signatory

September 13, 2005

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